UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2023

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400

Clark, NJ 07066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 340-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 12, 2023, the Audit Committee (the “Audit Committee”) of Board of Directors of Achari Ventures Holdings Corp. I, a Delaware company (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.

Marcum’s reports on the Company’s financial statements for the fiscal year ended December 31, 2022 and the period from January 25, 2021 (inception) through December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern. Furthermore, during the Company’s fiscal year ended December 31, 2022 and the period from January 25, 2021 (inception) through December 31, 2021, there have been no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the fiscal year ended December 31, 2022 and the period from January 25, 2021 (inception) through December 31, 2021, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested that Marcum furnish the Company a letter addressed to the SEC stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Marcum’s letter to the SEC is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On December 12, 2023, the Audit Committee appointed WithumSmith+Brown PC as the Company’s new independent registered public accounting firm. During the Company’s fiscal year ended December 31, 2022 and the period from January 25, 2021 (inception) through December 31, 2021, and through December 12, 2023, neither the Company nor anyone acting on the Company’s behalf consulted WithumSmith+Brown PC with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 8.01.	Other Events.

On December 8, 2023, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting in lieu of the 2023 annual meeting of stockholders of the Company to be held on December 18, 2023 (the “Special Meeting”) to consider and vote on, among other things, a proposal to ratify the appointment by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Subsequent to the filing of Definitive Proxy Statement and as more fully described above, the Audit Committee elected to dismiss Marcum LLP as the Company’s acting independent registered accountant as of December 12, 2023, and has appointed WithumSmith+Brown PC as the Company’s new independent registered public accounting firm, effective as of December 12, 2023.

As a result of the appointment of WithumSmith+Brown PC as the Company’s new independent registered public accounting firm, and as further described below, the references to Marcum LLP in the Definitive Proxy Statement, with respect to “The Auditor Proposal”, shall be revised such that they refer to a proposal to ratify the appointment by the Audit Committee of the Company of WithumSmith+Brown PC to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

As further described in the Definitive Proxy Statement, stockholders who have already submitted a proxy to vote their shares and who wish to change their vote, may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, the Company’s proxy solicitor, prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Stockholders may also revoke their proxy by sending a notice of revocation to: Achari Ventures Holdings Corp. I, 60 Walnut Avenue, Suite 400, Clark, NJ 07066, Attention: Merrick Friedman, Secretary.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as follows:

“Proposal No. 5—The Auditor Proposal – a proposal to ratify the appointment by our Audit Committee of WithumSmith+Brown PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.”

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals contained in the Definitive Proxy Statement. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC a Definitive Proxy Statement in connection with the Special Meeting to consider and vote upon certain proposals and, beginning on December 8, 2023, mailed the Definitive Proxy Statement and other relevant documents to stockholders as of the record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the proposals contained in the Definitive Proxy Statement and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali LLC, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to AVHI.info@investor.morrowsodali.com.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter, dated December 12, 2023, from Marcum LLP addressed to the SEC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHARI VENTURES HOLDINGS CORP. I
Dated: December 13, 2023

	By:	/s/ Vikas Desai
	Name:	Vikas Desai
	Title:	Chief Executive Officer

Exhibit 16.1

December 12, 2023

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by Achari Ventures Holdings Corp. I under Item 4.01 of its Form 8-K dated December 12, 2023. We agree with the statements concerning our Firm in such Form 8-K; we are not in a position to agree or disagree with other statements of Achari Ventures Holdings Corp. I contained therein.

Very truly yours,

/s/ Marcum LLP

Marcum LLP